Exhibit 99.1

indie Semiconductor Provides Preliminary Revenue Outlook and

Sets Date for Third Quarter 2023 Earnings Release

●	Expects Q3 2023 Revenue to be Above $60M and Slightly Higher than Guidance

●	Schedules Q3 Earnings Release and Conference Call for November 9, 2023

ALISO VIEJO, Calif. – October 16, 2023 – indie Semiconductor, Inc. (Nasdaq: INDI), an Autotech solutions innovator, today announced that in connection with the Company’s warrant exchange offer and consent solicitation, preliminary estimated revenue for the three months ended September 30, 2023 is expected to be above $60 million and slightly better than the Company’s guidance and consensus estimates.

In addition, the Company has scheduled a conference call with analysts to discuss third quarter 2023 financial results and indie’s business outlook on November 9, 2023 at 5:00 p.m. Eastern Time. After the close of the market on November 9 and prior to the conference call, indie plans to issue a copy of the earnings press release via Business Wire. The press release may also be viewed on indie’s website at https://investors.indiesemi.com/news.

To listen to the conference call via the Internet, please go to the Financials tab on the Investors page of indie’s website. To listen to the conference call via telephone, please call (877)-451-6152 (domestic) or (201)-389-0879 (international).

A replay of the conference call will be available beginning at 9:00 p.m. Eastern time on November 9, 2023, until 11:59 p.m. Eastern time on November 23, 2023, under the Financials tab on the Investors page of indie’s website, or by calling (844)-512-2921 (domestic) or (412)-317-6671 (international), Access ID: 13742118.

About indie

indie is empowering the Autotech revolution with next generation automotive semiconductors and software platforms. We focus on developing innovative, high-performance and energy-efficient technology for ADAS, user experience and electrification applications. Our mixed-signal SoCs enable edge sensors spanning Radar, LiDAR, Ultrasound, and Computer Vision, while our embedded system control, power management and interfacing solutions transform the in-cabin experience and accelerate increasingly automated and electrified vehicles. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs worldwide. Headquartered in Aliso Viejo, CA, indie has design centers and regional support offices across the United States, Canada, Argentina, Scotland, England, Germany, Hungary, Morocco, Israel, Japan, South Korea, Switzerland and China.

Please visit us at www.indiesemi.com to learn more.

Safe Harbor Statement

This communication contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements can be identified by words such as “will likely result,” “preliminary,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and the negatives of those terms. The preliminary estimated revenue for the quarter ended September 30, 2023 included in this press release is based upon the most current information available to management. Our actual results when disclosed in our Quarterly Report on Form 10-Q may differ from this preliminary estimate due to the completion of our closing procedures. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 28, 2023 and in our other public filings with the SEC (including those identified under “Risk Factors” therein). All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Our presentation of preliminary estimated revenue for the quarter ended September 30, 2023 reflects management’s estimates based solely upon information available to it as of the date of this release and is not a comprehensive statement of our financial results. We have provided only a rough revenue estimate because our financial closing procedures for the quarter ended September 30, 2023 are not yet complete and, as a result, our final results upon completion of its closing procedures may vary, perhaps significantly, from the preliminary estimates.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

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